SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 30, 1998


            FORD CREDIT AUTO OWNER TRUST Series 1998-B
        (Ford Credit Auto Receivables Two L.P. - Originator)
    ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       333-1245             38-3295857
--------                       ---------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 1998-B for the Collection Period ended June 30, 1998, is attached hereto as
Exhibit 19 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                    EXHIBITS
Designation          Description                             Method of
                                     Filing
-----------          ------------                            ----------------
Exhibit 19          Ford Credit Auto Owner                   Filed with
                    Trust Series 1998-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    June 30, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two L.P.
                                                (Registrant)

                                    By:  Ford Credit Auto Receivables
                                         Two, Inc., General Partner


Date: July 13, 1998                   By:/s/R. P. Conrad
                                    ---------------------------------
                                    Assistant Secretary







                                  EXHIBIT INDEX


Designation                 Description
-----------                 -----------
Exhibit 19                  Ford Credit Auto Owner
                            Trust Series 1998-B
                            Servicing Report for the
                            Collection Period ended
                            June 30, 1998.